UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Effective on August 16, 2021, Aspen Group, Inc. (the “Company”) entered into an Employment Agreement with Matthew LaVay, who had been appointed as the Chief Financial Officer of the Company on July 8, 2021 with the effective date of August 16, 2021. See “Part II. Item 9B. Other Information – Appointment of Chief Financial Officer” in our Form 10-K filed on July 13, 2021 for further information regarding Mr. LaVay’s appointment.

The Employment Agreement provides that Mr. LaVay will serve as the Chief Financial Officer of the Company for a period of four years, subject to an automatic renewal for successive one-year terms unless prior notice of non-renewal is given by either party. Pursuant to his Employment Agreement, Mr. LaVay will receive annual base salary of $325,000, such other compensation and benefits as set forth in the Employment Agreement, and will be eligible to participate in the Company’s executive performance bonus plan. See “Item 11. Executive Compensation – Bonuses” in the Form 10-K/A filed on August 6, 2021 for a description of the executive performance bonus plan.

Additionally, on August 16, 2021, Mr. LaVay received a grant of 125,000 restricted stock units (“RSUs”) pursuant to his Employment Agreement. The RSUs will vest in three approximately equal annual increments with the first increment vesting on August 16, 2022, subject to continued employment on each applicable vesting date. Each RSU represents a contingent right to receive one share of the Company’s common stock. The RSUs were granted under the Aspen Group, Inc. 2018 Equity Incentive Plan.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Employment Agreement, effective August 16, 2021, by and between the Company and Matthew LaVay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: August 16, 2021	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer